American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	June 30
ASSETS	2017	2016

Cash and due from banks	$23,765	$21,625
Interest-bearing deposits in other banks	62,164	51,716

Securities available for sale, at fair value	280,503	362,800
Restricted stock, at cost	5,501	5,362
Loans held for sale	2,379	4,692

Loans	1,288,693	1,057,959
Less allowance for loan losses	(13,632)	(12,674)
Net Loans	1,275,061	1,045,285

Premises and equipment, net	26,265	22,878
Other real estate owned, net	1,686	1,289
Goodwill	43,872	43,872
Core deposit intangibles, net	1,351	2,107
Bank owned life insurance	18,381	17,885
Accrued interest receivable and other assets	23,545	22,140

Total assets	$1,764,473	$1,601,651

Liabilities
Demand deposits -- noninterest-bearing	$390,603	$321,442
Demand deposits -- interest-bearing	218,714	205,440
Money market deposits	339,106	252,118
Savings deposits	125,237	116,047
Time deposits	389,181	403,338
Total deposits	1,462,841	1,298,385

Short-term borrowings:
Customer repurchase agreements	48,282	53,369
Long-term borrowings	9,991	9,969
Junior subordinated debt	27,775	27,673
Accrued interest payable and other liabilities	8,531	9,551
Total liabilities	1,557,420	1,398,947

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,642,913 shares outstanding at June 30, 2017 and
8,609,160 shares outstanding at June 30, 2016 and	8,595	8,572
Capital in excess of par value	75,691	74,753
Retained earnings	123,795	115,648
Accumulated other comprehensive income (loss), net	(1,028)	3,731
Total shareholders' equity	207,053	202,704

Total liabilities and shareholders' equity	$1,764,473	$1,601,651

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2017	2016	2017	2016
Interest and Dividend Income:
Interest and fees on loans	$13,752	$11,642	$26,456	$23,757
Interest and dividends on securities:
Taxable	1,133	1,150	2,287	2,234
Tax-exempt	509	817	1,144	1,640
Dividends	84	93	163	184
Other interest income	125	67	234	125
Total interest and dividend income	15,603	13,769	30,284	27,940

Interest Expense:
Interest on deposits	1,352	1,314	2,552	2,611
Interest on short-term borrowings	14	1	42	2
Interest on long-term borrowings	81	81	161	162
Interest on junior subordinated debt	244	213	483	421
Total interest expense	1,691	1,609	3,238	3,196

Net Interest Income	13,912	12,160	27,046	24,744
Provision for loan losses	350	50	650	100

Net Interest Income After Provision
for Loan Losses	13,562	12,110	26,396	24,644

Noninterest Income:
Trust fees	908	961	1,820	1,891
Service charges on deposit accounts	501	514	985	1,006
Other fees and commissions	733	656	1,445	1,328
Mortgage banking income	462	365	991	657
Securities gains, net	331	222	590	588
Brokerage fees	192	223	384	427
Income from Small Business Investment Companies	6	72	32	238
Other	215	354	372	529
Total noninterest income	3,348	3,367	6,619	6,664

Noninterest Expense:
Salaries	4,733	4,031	9,532	8,246
Employee benefits	1,130	1,055	2,313	2,169
Occupancy and equipment	1,148	1,059	2,216	2,158
FDIC assessment	134	193	263	381
Bank franchise tax	263	256	519	512
Core deposit intangible amortization	203	288	368	576
Data processing	502	459	989	903
Software	271	274	550	571
Other real estate owned, net	68	76	111	209
Other	2,259	1,965	4,291	3,849
Total noninterest expense	10,711	9,656	21,152	19,574

Income Before Income Taxes	6,199	5,821	11,863	11,734
Income Taxes	1,920	1,733	3,521	3,518
Net Income	$4,279	$4,088	$8,342	$8,216

Net Income Per Common Share:
Basic	$0.50	$0.47	$0.97	$0.95
Diluted	$0.49	$0.47	$0.96	$0.95
Average Common Shares Outstanding:
Basic	8,640,648	8,610,156	8,636,954	8,610,998
Diluted	8,659,165	8,619,833	8,655,173	8,616,873

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2017	2017	2016	2017	2016
EARNINGS
Interest income	$15,603	$14,681	$13,769	$30,284	$27,940
Interest expense	1,691	1,547	1,609	3,238	3,196
Net interest income	13,912	13,134	12,160	27,046	24,744
Provision for loan losses	350	300	50	650	100
Noninterest income	3,348	3,271	3,367	6,619	6,664
Noninterest expense	10,711	10,441	9,656	21,152	19,574
Income taxes	1,920	1,601	1,733	3,521	3,518
Net income	4,279	4,063	4,088	8,342	8,216

PER COMMON SHARE
Income per share - basic	$0.5	$0.47	$0.47	$0.97	$0.95
Income per share - diluted	0.49	0.47	0.47	0.96	0.95
Cash dividends paid	0.24	0.24	0.24	0.48	0.48
Book value per share	23.96	23.64	23.54	23.96	23.54
Book value per share - tangible (a)	18.72	18.38	18.2	18.72	18.2
Closing market price	36.95	37.25	25.18	36.95	25.18

FINANCIAL RATIOS
Return on average assets	0.99%	0.96%	1.03%	0.97%	1.05%
Return on average equity	8.28	7.99	8.11	8.13	8.19
Return on average tangible equity (b)	10.93	10.56	10.99	10.75	11.13
Average equity to average assets	11.91	11.97	12.67	11.94	12.76
Tangible equity to tangible assets (a)	9.41	9.51	10.07	9.41	10.07
Net interest margin, taxable equivalent	3.54	3.44	3.45	3.49	3.56
Efficiency ratio (c)	61.76	62.97	60.91	62.35	61.14
Effective tax rate	30.97	28.27	29.77	29.68	29.98

PERIOD-END BALANCES
Securities	$286,004	$298,059	$368,162	$286,004	$368,162
Loans held for sale	2,379	1,872	4,692	2,379	4,692
Loans, net of unearned income	1,288,693	1,219,958	1,057,959	1,288,693	1,057,959
Goodwill and other intangibles	45,223	45,426	45,979	45,223	45,979
Assets	1,764,473	1,715,805	1,601,651	1,764,473	1,601,651
Assets - tangible (a)	1,719,250	1,670,379	1,555,672	1,719,250	1,555,672
Deposits	1,462,841	1,416,104	1,298,385	1,462,841	1,298,385
Customer repurchase agreements	48,282	47,776	53,369	48,282	53,369
Long-term borrowings	37,766	37,734	37,642	37,766	37,642
Shareholders' equity	207,053	204,241	202,704	207,053	202,704
Shareholders' equity - tangible (a)	161,830	158,815	156,725	161,830	156,725

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2017	2017	2016	2017	2016
AVERAGE BALANCES
Securities (d)	$295,863	$324,588	$361,064	$310,146	$354,038
Loans held for sale	2,426	2,414	2,087	2,420	2,071
Loans, net of unearned income	1,258,346	1,195,560	1,047,993	1,227,127	1,032,345
Interest-earning assets	1,610,132	1,574,460	1,464,692	1,592,395	1,444,611
Goodwill and other intangibles	45,337	45,517	46,150	45,427	46,296
Assets	1,736,686	1,699,730	1,592,261	1,718,310	1,571,692
Assets - tangible (a)	1,691,349	1,654,213	1,546,111	1,672,883	1,525,396
Interest-bearing deposits	1,047,828	1,021,110	972,385	1,034,542	961,328
Deposits	1,433,852	1,392,117	1,295,520	1,413,100	1,278,027
Customer repurchase agreements	49,239	45,106	47,607	47,184	46,008
Other short-term borrowings	—	11,833	—	5,884	—
Long-term borrowings	37,748	37,717	37,624	37,733	37,609
Shareholders' equity	206,774	203,459	201,685	205,126	200,605
Shareholders' equity - tangible (a)	161,437	157,942	155,535	159,699	154,309

CAPITAL
Average common shares outstanding - basic	8,640,648	8,633,219	8,610,156	8,636,954	8,610,998
Average common shares outstanding -
diluted	8,659,165	8,651,139	8,619,833	8,655,173	8,616,873

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,108	$12,801	$12,675	$12,801	$12,601
Provision for loan losses	350	300	50	650	100
Charge-offs	(85)	(49)	(119)	(134)	(158)
Recoveries	259	56	68	315	131
Ending balance	$13,632	$13,108	$12,674	$13,632	$12,674

LOANS
Construction and land development	$132,322	$130,691	$89,451	$132,322	$89,451
Commercial real estate	590,093	538,069	438,164	590,093	438,164
Residential real estate	211,305	216,035	216,857	211,305	216,857
Home equity	113,580	110,844	107,007	113,580	107,007
Commercial and industrial	236,418	219,455	201,381	236,418	201,381
Consumer	4,975	4,864	5,099	4,975	5,099
Total	$1,288,693	$1,219,958	$1,057,959	$1,288,693	$1,057,959

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	1,611	1,061	166	1,611	166
Nonaccrual	2,117	2,428	3,246	2,117	3,246
Other real estate owned	1,686	1,664	1,289	1,686	1,289
Nonperforming assets	$5,414	$5,153	$4,701	$5,414	$4,701

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2017	2017	2016	2017	2016
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.06%	1.07%	1.20%	1.06%	1.20%
Allowance for loan losses to
nonperforming loans	365.67	375.7	371.45	365.67	371.45
Nonperforming assets to total assets	0.31	0.3	0.29	0.31	0.29
Nonperforming loans to total loans	0.29	0.29	0.32	0.29	0.32
Annualized net charge-offs (recoveries)
to average loans	(0.06)	—	0.02	(0.03)	0.01

OTHER DATA
Fiduciary assets at period-end (e) (f)	$520,861	$519,901	$491,517	$520,861	$491,517
Retail brokerage assets at period-end (e) (f)	$297,463	$292,505	$269,066	$297,463	$269,066
Number full-time equivalent employees (g)	328	326	302	328	302
Number of full service offices	27	27	25	27	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	33	34	33

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended June 30, 2016 and 2015
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$229,690	$200,000	$2,241	$1,976	3.91%	3.97%
Real estate	1,026,010	844,914	11,502	9,591	4.48	4.54
Consumer	5,072	5,166	89	140	7.04	10.9
Total loans	1,260,772	1,050,080	13,832	11,707	4.39	4.46

Securities:
Federal agencies & GSEs	96,339	100,205	454	446	1.89	1.78
Mortgage-backed & CMOs	80,003	81,379	412	425	2.06	2.09
State and municipal	104,115	164,788	938	1,472	3.6	3.57
Other	15,406	14,692	179	130	4.65	3.54
Total securities	295,863	361,064	1,983	2,473	2.68	2.74

Deposits in other banks	53,497	53,548	125	67	0.94	0.5

Total interest-earning assets	1,610,132	1,464,692	15,940	14,247	3.96	3.89

Non-earning assets	126,554	127,569

Total assets	$1,736,686	$1,592,261

Deposits:
Demand	$219,743	$229,639	11	43	0.02	0.08
Money market	322,737	221,508	342	91	0.43	0.17
Savings	125,134	117,408	9	14	0.03	0.05
Time	380,214	403,830	990	1,166	1.04	1.16
Total deposits	1,047,828	972,385	1,352	1,314	0.52	0.54

Customer repurchase agreements	49,239	47,607	14	1	0.11	0.01
Long-term borrowings	37,748	37,624	325	294	3.44	3.13
Total interest-bearing
liabilities	1,134,815	1,057,616	1,691	1,609	0.60	0.61

Noninterest bearing demand deposits	386,024	323,135
Other liabilities	9,073	9,825
Shareholders' equity	206,774	201,685
Total liabilities and
shareholders' equity	$1,736,686	$1,592,261

Interest rate spread					3.36%	3.28%
Net interest margin					3.54%	3.45%

Net interest income (taxable equivalent basis)			14,249	12,638
Less: Taxable equivalent adjustment			337	478
Net interest income			$13,912	$12,160

	Net Interest Income Analysis
	For the Six Months Ended June 30, 2016 and 2015
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$224,833	$194,137	$4,294	$3,830	3.85%	3.99%
Real estate	999,484	834,943	22,126	19,681	4.43	4.71
Consumer	5,230	5,336	181	371	6.98	14.06
Total loans	1,229,547	1,034,416	26,601	23,882	4.33	4.63

Securities:
Federal agencies & GSEs	96,651	94,244	896	824	1.85	1.75
Mortgage-backed & CMOs	79,033	78,635	825	825	2.09	2.1
State and municipal	117,681	165,349	2,090	2,964	3.55	3.59
Other	16,781	15,810	365	278	4.35	3.52
Total securities	310,146	354,038	4,176	4,891	2.69	2.76

Deposits in other banks	52,702	56,157	234	125	0.90	0.45

Total interest-earning assets	1,592,395	1,444,611	31,011	28,898	3.90	4.01

Non-earning assets	125,915	127,081

Total assets	$1,718,310	$1,571,692

Deposits:
Demand	$217,847	$230,504	21	80	0.02	0.07
Money market	314,235	213,391	583	166	0.37	0.16
Savings	124,694	117,529	19	28	0.03	0.05
Time	377,766	399,904	1,929	2,337	1.03	1.18
Total deposits	1,034,542	961,328	2,552	2,611	0.5	0.55

Customer repurchase agreements	47,184	46,008	15	2	0.06	0.01
Other short-term borrowings	5,884	—	27	—	0.92	—
Long-term borrowings	37,733	37,609	644	583	3.41	3.1
Total interest-bearing
liabilities	1,125,343	1,044,945	3,238	3,196	0.58	0.62

Noninterest bearing demand deposits	378,558	316,699
Other liabilities	9,283	9,443
Shareholders' equity	205,126	200,605
Total liabilities and
shareholders' equity	$1,718,310	$1,571,692

Interest rate spread					3.32%	3.39%
Net interest margin					3.49%	3.56%

Net interest income (taxable equivalent basis)			27,773	25,702
Less: Taxable equivalent adjustment			727	958
Net interest income			$27,046	$24,744